SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2019

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UCTT	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ultra Clean Holdings, Inc. (the “Company”) today announced the retirement of Scott Nicholas as the Company’s President, Semiconductor Services Business, effective May 28, 2019. Mr. Nicholas is expected to remain with the Company in an advisory capacity through August 30, 2019.

The Company also announced today the appointment of Bill Bentinck as the Company’s new President, Semiconductor Services Business, to replace Mr. Nicholas, effective May 29, 2019. Mr. Bentinck, 58, joined the Company as Senior Vice President, Semiconductor Services Business, on March 12, 2019. Mr. Bentinck previously served as Executive Vice President and General Manager of Eugenus, Inc., a semiconductor equipment manufacturing company, from November 2017 to June 2018. Prior to that, Mr. Bentinck served as Vice President and General Manager of the Logic & Memories Technology Group for AXITRON Inc., a manufacturer of systems and equipment to the semiconductor industry, from April 2014 to November 2017. From August 2006 to March 2014, Mr. Bentinck served as General Manager, Customer Support Business Group (Spares & Services) for Lam Research Corporation, a global supplier of wafer fabrication equipment and services to the semiconductor industry. Prior to Lam Research Corporation, Mr. Bentinck served in various roles of increasing responsibility at Novellus Systems, Inc., a provider of advanced process equipment for the global semiconductor industry, from 1991 through August 2006. Mr. Bentinck holds a B.S., Chemical Engineering, and an M.S., Engineering – Material Science, from California State Polytechnic University, Pomona.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	May 28, 2019	By:	/s/ Sheri Savage
			Name:	Sheri Savage
			Title:	Chief Financial Officer, Senior Vice President of Finance and Secretary